EXHIBIT 10.2
SIDE LETTER REGARDING VARIOUS MATTERS
Triple Crown Media, Inc.
546 East Main Street
Lexington, Kentucky 40508
Gray Publishing, LLC
546 East Main Street
Lexington, Kentucky 40508
Community First Holdings, Inc.
3500 Colonnade Parkway, Suite 600
Birmingham, Alabama 35243

Re:	Asset Exchange Agreement dated as of April 1, 2006 (the “AEA”), among Triple Crown Media, Inc. (“Triple”), Gray Publishing, LLC (“Triple Sub”) and Community First Holdings, Inc. (“Holdings”)
Gentlemen:
We refer to the AEA which is dated as of April 1, 2006, and otherwise agree as follows:
1.      The parties agree, for their mutual convenience, to close the exchange of assets as of the date hereof, notwithstanding anything to the contrary in the AEA, with all of the documents used in connection with the Closing to be effective as of April 1, 2006.
2.      The provisions of Section 2.4 of the AEA remain operative relating to the collection of cash from accounts receivable (or otherwise) belonging to the other party.

     This side letter is effective as of the 7th day of April, 2006.
Community First Holdings, Inc.
By: /s/ DONNA BARRETT
Its: Authorized Representative
Triple Crown Media, Inc.
By: /s/ THOMAS J. STULTZ
Its: Authorized Representative
Gray Publishing, LLC
By: /s/ THOMAS J. STULTZ
Its: Authorized Representative